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                                                                   EXHIBIT 10.11

                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

                  This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of February 24, 2004, among WESTLAKE CHEMICAL CORPORATION ("WESTLAKE") and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the "BORROWERS"), Required Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement ("Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

                  Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the "CREDIT AGREEMENT"), among the Borrowers, Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

         A. Borrowers have requested that Lenders amend SECTION 7.12 to permit Westlake to issue guaranties of another Loan Party on the terms and conditions set forth herein.

         B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendment and to waive any potential Default or Event of Default that may have occurred as a result of any such Guaranty prior to the Effective Date (defined below) of this Amendment ("WAIVED EVENT").

         Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

PARAGRAPH 1. AMENDMENT. SECTION 7.12 is amended by deleting such Section in its entirety and substituting the following therefor:

         "7.12 Guaranties. No Loan Party nor any of their Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) Obligation Guaranties in favor of the Agent, (b) Guaranties of Debt permitted by
         SECTION 7.13, (c) unsecured Guaranties by Westlake of another Loan Party for goods furnished or services rendered in the ordinary course of business of such Loan Party, and (d) a Guaranty by Westlake Olefins Corporation for the account of Suzhou Huasu Plastics Co. Ltd. in an aggregate amount not to exceed $8,500,000."

PARAGRAPH 2. WAIVER. Required Lenders hereby waive any potential Default or Event of Default that may have occurred solely as a result of the Waived Event and agree that Lenders will not exercise their rights or remedies under the Loan Documents solely as a result of the occurrence of any Waived Event.

PARAGRAPH 3. EFFECTIVE DATE. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "EFFECTIVE DATE") upon which (a) the representations and warranties in this Amendment are true and correct; (b) Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, and Required Lenders; and (c) Borrowers have paid Attorney Costs of Agent incurred in connection with the Loan Documents, including any outstanding Attorney's Costs of Agent on the Effective Date.

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Default or Event of Default exists other than as waived herein.

PARAGRAPH 6. EXPENSES. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by Agent in connection with this Amendment, including, without limitation, Attorney Costs of Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS.

            7.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in ARTICLE 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law,
(d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

            7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 8. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrowers, Guarantors, Agent, Lenders, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BANK OF AMERICA, N.A., as Agent and a Lender

By:    /s/ Robert Mostert
    ---------------------------------
Name:  Robert Mostert
Title: Vice President




                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:    /s/ John Hanley
   ----------------------------------
Name:  John Hanley
Title: Its Duly Authorized Signatory



                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:    /s/ Grant Weiss
   ----------------------------------
Name:  Grant Weiss
Title: Vice President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Paul R. Frank
   ----------------------------------
Name:  Paul R. Frank
Title: Vice President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:    /s/ Mike Baranowski
   ----------------------------------
Name:  Mike Baranowski
Title: Vice President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By:    /s/ Richard Pierce
   ----------------------------------
Name:  Richard Pierce
Title: Vice President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH,
as a Lender

By:    /s/ Wilfred V. Saint
   ----------------------------------
Name:  Wilfred V. Saint
Title: Banking Products Services, US

By:    /s/ Joselin Fernandes
   ----------------------------------
Name:  Associate Director
Title: Banking Products Services, US

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
ITS CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Alain Daoust           /s/ Peter Chauvin
   ----------------------------------------------------------------
Name:  Alain Daoust               Peter Chauvin
Title: Director                   Vice President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:    /s/ Steve Friedlander
   ----------------------------------
Name:  Steve Friedlander
Title: Director

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

                            BORROWERS AND GUARANTORS:

                              WESTLAKE CHEMICAL CORPORATION,
                              a Delaware corporation
                              WESTLAKE PVC CORPORATION, a Delaware corporation WESTLAKE VINYLS, INC., a Delaware corporation



                              By: /s/ Albert Chao
                                  ---------------------------------------------
                                  Albert Chao
                                  President of the above Borrowers

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                                     NORTH AMERICAN PIPE CORPORATION,
                                     a Delaware corporation
                                     VAN BUREN PIPE CORPORATION,
                                     a Delaware corporation
                                     WESTECH BUILDING PRODUCTS, INC.,
                                     a Delaware corporation



                                     By: /s/ John A. Labuda
                                         --------------------------------------
                                         John A. Labuda
                                         President of the above Borrowers

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

                            GEISMER VINYLS COMPANY LP,
                            a Delaware limited partnership
                                        By:  GVGP, Inc., its general partner

                           WESTLAKE PETROCHEMICALS LP,
                           a Delaware limited partnership
                                       By:  Westlake Chemical Investments, Inc.,
                                            its general partner

                           WESTLAKE POLYMERS LP, a Delaware limited partnership
                                       By:  Westlake Chemical Investments, Inc.,
                                            its general partner

                           WESTLAKE STYRENE LP, a Delaware limited partnership
                                       By:  Westlake Chemical Holdings, Inc.,
                                            its general partner

                           WPT LP, a Delaware limited partnership
                                       By:  Westlake Chemical Holdings, Inc.,
                                            its general partner

                                       By: /s/ Albert Chao
                                           -----------------
                                           Albert Chao
                                           President of the general partners of
                                           the above Borrowers

                    SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

                                    GUARANTORS:

                                    GRAMERCY CHLOR-ALKALI CORPORATION,
                                    a Delaware corporation
                                    GVGP, INC., a Delaware corporation
                                    WESTLAKE CHEMICAL HOLDINGS, INC.,
                                    a Delaware corporation
                                    WESTLAKE CHEMICAL INVESTMENTS, INC.,
                                    a Delaware corporation
                                    WESTLAKE MANAGEMENT SERVICES, INC.,
                                    a Delaware corporation
                                    WESTLAKE OLEFINS CORPORATION,
                                    a Delaware corporation
                                    WESTLAKE OVERSEAS CORPORATION,
                                    a United States Virgin Islands corporation
                                    WESTLAKE RESOURCES CORPORATION,
                                    a Delaware corporation
                                    WESTLAKE VINYL CORPORATION,
                                    a Delaware corporation



                                     By: /s/ Albert Chao
                                         ---------------------------------------
                                         Albert Chao
                                         President of the above entities

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

                                     NORTH AMERICAN PROFILES, INC.,
                                     a Delaware corporation

                                     By: /s/ John A. Labuda
                                         ---------------------------------------
                                         John A. Labuda
                                         President

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                                  GEISMAR HOLDINGS, INC., a Delaware corporation WESTLAKE CHEMICAL MANUFACTURING, INC., a Delaware corporation
                                  WESTLAKE CHEMICAL PRODUCTS, INC.,
                                  a Delaware corporation
                                  WESTLAKE DEVELOPMENT CORPORATION,
                                  a Delaware corporation



                                  By: /s/ R. Michael Looney
                                      ------------------------------------------
                                      R. Michael Looney
                                      President of the above entities

                  SIGNATURE PAGE TO SECOND AMENDMENT AND WAIVER